FEDERAL INCOME TAX STATUS	12 Months Ended
Dec. 31, 2025
EBP 310
EBP, Tax Status [Line Items]
FEDERAL INCOME TAX STATUS	FEDERAL INCOME TAX STATUS
The Plan administrator believes that the Plan is designed and is currently being operated in accordance with the applicable requirements of the Code. The Plan Administrator received a favorable determination letter from the Internal Revenue Service (“IRS”) dated November 14, 2017, which indicated the Plan, as designed, was in compliance with the Code. The Plan has been amended since the date of issuance of the determination letter. The Plan Administrator believes, however, that the Plan is designed and is being operated in accordance with the applicable requirements of the Code in all material respects and that the Plan therefore continues to be tax-exempt.
GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS or other applicable taxing authorities. The Plan administrator has analyzed the tax positions taken by the Plan and has concluded that, as of December 31, 2025 and 2024, there were no uncertain positions taken or expected to be taken that would require recognition of a liability or asset or disclosure in the financial statements. While the Plan is subject to routine audits by taxing jurisdictions, no audits are currently in progress for any tax periods.